NUVEEN HIGH INCOME BOND FUND

SUPPLEMENT DATED NOVEMBER 15, 2012

TO THE PROSPECTUS DATED OCTOBER 31, 2012

The following changes will go into effect immediately.

1.	The first and second sentences of the fourth paragraph in the section “Fund Summaries—Nuveen High Income Bond Fund—Principal Investment Strategies” are deleted in their entirety and replaced with the following sentences:

The Fund may invest in debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

2.	The fifth paragraph in the section “Fund Summaries—Nuveen High Income Bond Fund—Principal Investment Strategies” is deleted in its entirety and replaced with the following paragraph:

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FINCP-1112P

NUVEEN HIGH INCOME BOND FUND

SUPPLEMENT DATED NOVEMBER 15, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2012

The following changes will go into effect immediately.

1.	The first sentence of the section “Investment Policies and Techniques—Derivatives—Forward Currency Contracts and other Foreign Currency Transactions” is deleted in its entirety and replaced with the following sentence:

Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund may enter into forward currency contracts as a principal investment strategy.

2.	The first sentence of the second paragraph of the section “Investment Policies and Techniques—Derivatives—Forward Currency Contracts and other Foreign Currency Transactions” is deleted in its entirety and replaced with the following sentence:

The following summarizes the principal currency management strategies involving forward contracts that may be used by Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund.

3.	The first sentence of the section “Investment Policies and Techniques—Derivatives—Options Transactions—Options on Currencies” is deleted in its entirety and replaced with the following sentence:

Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund may purchase put and call options on foreign currencies as a principal investment strategy.

4.	The first sentence of the second paragraph of the section “Investment Policies and Techniques—Foreign Securities—General” is deleted in its entirety and replaced with the following sentences:

Nuveen Core Plus Bond Fund, Nuveen Intermediate Term Bond Fund, and Nuveen Short Term Bond Fund each may invest up to 25% of total assets, and Nuveen Inflation Protected Securities Fund and Nuveen Strategic Income Fund each may invest without limitation, in foreign securities payable in U.S. dollars. Nuveen High Income Bond Fund may invest without limitation in debt obligations of foreign corporations and governments.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FINCSAI-1112P